UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 24, 2015

ENTROPIC COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33844	33-0947630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6350 Sequence Drive

San Diego, CA 92121

(Address of Principal Executive Offices and Zip Code)

(858) 768-3600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This Current Report on Form 8-K is filed in connection with the Agreement and Plan of Merger and Reorganization, dated as of February 3, 2015 (the “Merger Agreement”), by and among MaxLinear, Inc. (“MaxLinear”), Entropic Communications, Inc. (“Entropic”), Excalibur Acquisition Corporation (“Excalibur”), and Excalibur Subsidiary, LLC.

Memorandum of Understanding and Supplemental Disclosures

As previously disclosed in the registration statement on Form S-4 of MaxLinear, that was declared effective on March 30, 2015 (the “registration statement”), and the definitive joint proxy statement/prospectus that MaxLinear and Entropic filed with the Securities and Exchange Commission on March 30, 2015 (the “joint proxy statement/prospectus”), Entropic, the board of directors of Entropic, MaxLinear, Excalibur, and Excalibur Subsidiary, LLC have been named as defendants in putative class action lawsuits brought in the Delaware Court of Chancery (the “Court”) by stockholders of the Company challenging the proposed merger with MaxLinear (the “Delaware Actions”). The complaints generally allege that, in connection with the proposed acquisition of Entropic by MaxLinear, the individual defendants breached their fiduciary duties to Entropic stockholders by, among other things, purportedly failing to take steps to maximize the value of Entropic to its stockholders and agreeing to allegedly preclusive deal protection devices in the merger agreement. The complaints further allege that Entropic, MaxLinear, and/or the merger subsidiaries aided and abetted the individual defendants in the alleged breaches of their fiduciary duties.

MaxLinear and Entropic believe that no further disclosure is required to supplement the joint proxy statement/prospectus under applicable laws; however, to eliminate the burden, expense and uncertainties inherent in such litigation, on April 24, 2015, the defendants entered into a memorandum of understanding (the “Memorandum of Understanding”) regarding the settlement of the Delaware Actions. The Memorandum of Understanding outlines the terms of the parties’ agreement in principle to settle and release all claims which were or could have been asserted in the Delaware Actions. In consideration for such settlement and release, the parties to the Delaware Actions have agreed, among other things, that Entropic will make certain supplemental disclosures to the joint proxy statement/prospectus, all of which are set forth below. The Memorandum of Understanding contemplates that the parties will negotiate in good faith to agree upon a stipulation of settlement to be submitted to the Court for approval as soon as practicable. The stipulation of settlement will be subject to customary conditions, including approval by the Court, which will consider the fairness, reasonableness and adequacy of such settlement. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Court will approve the settlement even if the parties were to enter into such stipulation. In such event, or if the transactions contemplated by the Merger Agreement are not consummated for any reason, the proposed settlement will be of no force and effect.

SUPPLEMENT TO JOINT PROXY STATEMENT/PROSPECTUS

In connection with settlement of the Delaware Action, Entropic has agreed to make these supplemental disclosures to the Joint Proxy Statement/Prospectus. This supplemental information should be read in conjunction with the Joint Proxy Statement/Prospectus, which should be read in its entirety. Defined terms used but not defined below have the meanings set forth in the Joint Proxy Statement/Prospectus.

1.	The sections of the Joint Proxy Statement/Prospectus titled “Summary—The California Federal Court Actions,” “Risk Factors” and “The Merger—Litigation Relating to the Merger,” are hereby supplemented as follows: insert the following sentence at the end of the (i) last full paragraph on page 26 (such paragraph beginning with “Beginning on February 25, 2015,…”), (ii) last full paragraph on page 40 (such paragraph beginning with “Beginning on February 25, 2015,…”) and (iii) second full paragraph on page 123 (such paragraph beginning with “Beginning on February 25, 2015,…”) of the Joint Proxy Statement/Prospectus:

“On March 30, 2015, the Mouw complaint was voluntarily dismissed, and on April 22, 2015, the Badolato complaint was voluntarily dismissed.”

2.	The section of the Joint Proxy Statement/Prospectus titled “The Merger—Background of the Merger” is hereby supplemented as follows: insert the following sentences immediately after the second sentence in the fourth full paragraph on page 67 (such paragraph beginning with “On September 3, 2014,…”) of the Joint Proxy Statement/Prospectus:

“Additionally, as part of the review of potential strategic alternatives for Entropic, representatives of Barclays made a presentation to the board of directors of Entropic regarding the possible adoption of a stockholder rights plan, including an explanation of how such a plan would function, the rational for such a plan, and the potential pros and cons for putting in place such a plan. Following the presentation, the Board did not consider adopting a stockholder rights plan.”

3.	The section of the Joint Proxy Statement/Prospectus titled “The Merger—Certain Unaudited Prospective Financial Information Reviewed by MaxLinear’s Board of Directors and MaxLinear’s Financial Advisor” is hereby supplemented as follows: the second sentence in the last full paragraph on page 94 (such paragraph beginning with “The financial projections set forth below…) of the Joint Proxy Statement/Prospectus is amended and restated to read as follows:

“The operating expenses included in EBITDA and EBIT exclude share-based compensation expense (which is estimated to be $21.9, $24.2, and $20.7 million for 2015-2017), amortization of purchased intangibles, and other one-time expenses that would be included in operating expenses under GAAP.”

4.	The section of the Joint Proxy Statement/Prospectus titled “The Merger—Opinion of Entropic’s Financial Advisor—MaxLinear” is hereby supplemented as follows: the tables labeled “Small Cap Companies” and “Set-Top Box / Home Companies” on page 103 of the Joint Proxy Statement/Prospectus are amended and restated as follows:

“Small Cap Companies

	EV / Revenue		EV / EBITDA
	CY 2014E	CY 2015E	CY 2015E		CY 2016E
Audience, Inc.	0.37x	0.45x	NM	[1]	NM
DSP Group Inc.	0.85x	0.82x	20.8x		9.2x
Pericom Semiconductor Corp.	1.72x	1.62x	11.2x		9.5x
Sigma Designs, Inc.	0.70x	0.63x	11.3x		7.3x
High	1.72x	1.62x	20.8x		9.5x
Mean	0.91x	0.88x	14.4x		8.6x
Median	0.78x	0.72x	11.3x		9.2x
Low	0.37x	0.45x	11.2x		7.3x

Set-Top Box / Home Companies

	EV / Revenue		EV / EBITDA
	CY 2014E	CY 2015E	CY 2015E	CY 2016E
Broadcom Corp.	2.56x	2.55x	10.4x	10.1x
MaxLinear, Inc.	2.04x	1.80x	11.9x	7.7x
Marvell Technology Group Ltd.	1.60x	1.55x	8.3x	7.5x
High	2.56x	2.55x	11.9x	10.1x
Mean	2.07x	1.97x	10.2x	8.4x
Median	2.04x	1.80x	10.4x	7.7x
Low	1.60x	1.55x	8.3x	7.5x

[1]	EBITDA multiples above 30.0x and less than 0.0x are labeled as “NM” or “Not Meaningful”.”

5.	The section of the Joint Proxy Statement/Prospectus titled “The Merger—Opinion of Entropic’s Financial Advisor—Entropic—Discounted Cash Flow Analysis” is hereby supplemented as follows: insert the following new sentence immediately after the third sentence in the last full paragraph on page 106 (such paragraph beginning with “To calculate the estimated enterprise…) of the Joint Proxy Statement/Prospectus:

“In connection with the discounted cash flow analysis, Barclays did not make any adjustments to Entropic’s beta due to Entropic’s cash balance.”

6.	The section of the Joint Proxy Statement/Prospectus titled “The Merger—Opinion of Entropic’s Financial Advisor—MaxLinear” is hereby supplemented as follows: the table on the bottom of page 108 of the Joint Proxy Statement/Prospectus is amended and restated as follows:

“	EV / Revenue		EV / EBITDA			P / E
	CY 2014E	CY 2015E	CY 2014E	CY 2015E	CY 2016E	CY 2014E	CY 2015E
Broadcom Corp.	2.56x	2.55x	10.4x	10.4x	10.1x	14.0x	14.1x
Entropic Communication, Inc.	0.77x	0.82x	NM1	8.4x	16.6x	NM2	20.1x
Marvell Technology Group Ltd.	1.60x	1.55x	8.6x	8.3x	7.5x	13.6x	13.7x
Silicon Laboratories Inc.	2.80x	2.64x	13.1x	11.9x	11.2x	22.1x	19.9x
High	2.80x	2.64x	13.1x	11.9x	16.6x	22.1x	20.1x
Mean	1.93x	1.89x	10.7x	9.7x	11.3x	16.6x	17.0x
Median	2.08x	2.05x	10.4x	9.4x	10.6x	14.0x	17.0x
Low	0.77x	0.82x	8.6x	8.3x	7.5x	13.6x	13.7x

[1]	EBITDA multiples above 30.0x and less than 0.0x are labeled as “NM” or “Not Meaningful”.
[2]	PE multiples above 50.0x and less than 0.0x are labeled as “NM” or “Not Meaningful”.”

7.	The section of the Joint Proxy Statement/Prospectus titled “The Merger—Opinion of Entropic’s Financial Advisor—Exchange Ratio” is hereby supplemented as follows: insert the following bullet point after the “Historical Exchange Ratio Analysis” bullet point on page 113 of the Joint Proxy Statement/Prospectus:

“• Illustrative Pro Forma Accretion / Dilution Analysis

Barclays performed an illustrative pro forma analysis of the potential financial impact of the merger on MaxLinear’s estimated earnings per share for calendar years 2015 and 2016, both before and after giving effect to potential synergies that may result from the merger. Estimated financial data of Entropic and MaxLinear were based on projections provided by the respective managements of Entropic and MaxLinear and respective company filings of Entropic and MaxLinear. The management projections of Entropic are set forth in the section captioned “Certain Unaudited Prospective Financial Information Reviewed by Entropic’s Board of Directors and Entropic’s Financial Advisor” of this joint proxy statement/prospectus and the management projections of MaxLinear are set forth in the section captioned “Certain Unaudited Prospective Financial Information Reviewed by MaxLinear’s Board of Directors and MaxLinear’s Financial Advisor” of this joint proxy statement/prospectus. The actual results achieved by the combined company may vary from projected results, and the variations may be material. Based on the exchange ratio of 0.2200 of a share of MaxLinear Class A common stock per share of Entropic common stock, this analysis indicated the following accretion (dilution) to MaxLinear’s estimated earnings per share:

	Accretion (Dilution) to MaxLinear’s Earnings Per Share
	CY 2015E	CY 2016E
Pre-Synergies	14.7%	(17.9%)
Post-Synergies	99.1%	31.3	%”

8.	The section of the Joint Proxy Statement/Prospectus titled “The Merger—Certain Unaudited Prospective Financial Information Reviewed by Entropic’s Board of Directors and Entropic’s Financial Advisor” is hereby supplemented as follows: the third sentence in the first full paragraph on page 114 (such paragraph beginning with “As a matter of course,…) of the Joint Proxy Statement/Prospectus is amended and restated to read as follows:

“The above referenced financial projections with respect to Entropic were prepared by Entropic’s management in January 2015 (taking into account Entropic’s fourth quarter results from the prior year and management’s best estimates as of such time) and provided to Entropic’s financial advisor on January 28, 2015 and the above referenced financial projections with respect to MaxLinear were provided to Entropic’s financial advisor on January 29, 2015.”

9.	The section of the Joint Proxy Statement/Prospectus titled “The Merger—Certain Unaudited Prospective Financial Information Reviewed by Entropic’s Board of Directors and Entropic’s Financial Advisor” is hereby supplemented as follows: insert the following sentence immediately after the first sentence in the first full paragraph on page 115 (such paragraph beginning with “The financial projection with respect to Entropic…”) of the Joint Proxy Statement/Prospectus:

“In preparing the financial projections, Entropic’s management took into account the assumed use of Entropic’s net operating loss carryforwards and tax credit carryforwards to reduce Entropic’s tax obligations.”

10.	The section of the Joint Proxy Statement/Prospectus titled “The Merger—Certain Unaudited Prospective Financial Information Reviewed by Entropic’s Board of Directors and Entropic’s Financial Advisor” is hereby supplemented as follows: the second sentence in the first full paragraph on page 116 (such paragraph beginning with “The financial projections set forth below…) of the Joint Proxy Statement/Prospectus is amended and restated to read as follows:

“The operating expenses included in EBITDA and EBIT exclude share-based compensation expense (which is estimated to be $11.5, $12.0, $9.8, $8.7, and $5.6 million for 2015-2019), amortization of purchased intangibles, and other one-time expenses that would be included in operating expenses under GAAP.”

11.	The section of the Joint Proxy Statement/Prospectus titled “Interests of the Directors and Executive Officers of Entropic in the Merger—Potential Payments Upon Termination or Change of Control” is hereby supplemented as follows: insert the following new paragraph on page 125 of the Joint Proxy Statement/Prospectus immediately before the subsection titled “David Lyle Change in Control Bonus”:

“The following table and the related footnotes set forth, for each named executive officer of Entropic whose employment is expected to be terminated following the closing of the merger, the number of shares of Entropic common stock underlying such officer’s options, restricted stock units and performance stock units that were unvested as of January 31, 2015 for which (i) vesting will occur prior to the closing of the merger pursuant to the terms of such award or (ii) vesting will accelerate effective as of the termination of such officer’s employment in connection with the merger pursuant to the terms of the merger agreement and such officer’s amended and restated change of control agreement (assuming the termination without cause of such officer’s employment shortly following the closing of the merger):

NAME	Number of Entropic Shares Underlying Stock Options To Be Accelerated[1]	Number of Entropic Shares Underlying Time Vesting Restricted Stock Units To Be Accelerated[2]	Number of Entropic Shares Underlying Performance Stock Units To Be Accelerated[3]
Theodore Tewksbury, Ph.D.	103,334	15,974	0
David Lyle	162,001	163,200	0
Lance Bridges	113,845	44,650	0
Charles Lesko	177,750	64,500	0
F. Matthew Rhodes	186,667	57,500	0

12.	The section of the Joint Proxy Statement/Prospectus titled “Interests of the Directors and Executive Officers of Entropic in the Merger—Entropic Director Compensation Arrangements and Other Interests” is hereby supplemented as follows: insert the following new paragraph on page 129 of the Joint Proxy Statement/Prospectus immediately after the last full paragraph in the subsection titled “Acceleration of Stock Awards”:

“The following table and the related footnotes present information about the consideration payable to each non-employee member of Entropic’s board of directors in respect of such director’s outstanding stock options and restricted stock units, as applicable, in connection with the merger (assuming (i) full acceleration of vesting, (ii) that each such director exercises all in-the money stock options prior to the closing of the merger and (iii) that each such director receives the merger consideration payable for his shares of Entropic common stock at the closing of the merger (net of the exercise price per share)):

Name	Intrinsic Value of Entropic Stock Options To Be Accelerated[4]	Value of Entropic Restricted Stock Units To Be Accelerated[5]
Umesh Padval	$0	$47,538.62
Robert Bailey	$0	$47,538.62
William Bock	$0	$47,538.62
Kenneth Merchant	$0	$47,538.62
Keith Bechard	$0	$47,538.62

[1]	Each such stock option outstanding as of immediately prior to the closing of the merger will be assumed by MaxLinear and converted into an option to acquire shares of MaxLinear’s Class A common stock pursuant to the terms of the merger agreement. In the event that any of the named executive officers listed in the chart are terminated without cause following the closing of the merger, such officer’s will have three months following such termination to exercise such vested options to acquire shares of MaxLinear’s Class A common stock.
[2]	Each such unvested restricted stock unit outstanding as of immediately prior to the closing of the merger will be assumed by MaxLinear and converted into an award to acquire shares of MaxLinear’s Class A common stock pursuant to the terms of the merger agreement.
[3]	Entropic does not expect to achieve the threshold performance goal necessary for the Performance Stock Units to become eligible for time-based vesting prior to the closing of the merger. Therefore, pursuant to the terms of the merger agreement, the Performance Stock Units shall be cancelled for no consideration at the closing of the merger.
[4]	Each unvested Entropic stock option held by the non-employee members of Entropic’s board of directors has an exercise price of more than $2.976 per share (i.e., the assumed fair market value of the aggregate merger consideration payable in respect of a share of Entropic’s common stock, as reflected in the “Golden Parachute Compensation” table contained in the Joint Proxy Statement/Prospectus).
[5]	The value of the unvested Entropic restricted stock units in this table is based on an assumed aggregate merger consideration of $2.976 per share, as reflected in the “Golden Parachute Compensation” table contained in the Joint Proxy Statement/Prospectus.

Forward Looking Statements

This report contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including with respect to the anticipated timing, completion and effects of the proposed merger between MaxLinear and Entropic. These statements are based on current expectations and beliefs of the management of MaxLinear and Entropic, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include statements regarding the expected timetable for completing the merger, benefits and synergies of the merger, future financial performance, future opportunities for MaxLinear following completion of the merger, and other statements regarding the proposed transaction. Forward-looking statements may contain words such as “will be,” “will,” “expect,” “anticipate,” “continue,” “project,” “believe,” “plan,” “could,” “estimate,” “forecast,” “guidance,” “intend,” “may,” “plan,” “possible,” “potential,” “predict,” “pursue,” “should,” “target” or similar expressions, and include the assumptions that underlie such statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

•	the timing to complete the merger;

•	failure to obtain the required votes of MaxLinear’s or Entropic’s stockholders and risks that the other conditions to closing the merger may not be satisfied or the merger may not otherwise occur;

•	the expected financial condition, results of operations, earnings outlook and prospects of MaxLinear, Entropic and MaxLinear following completion of the merger;

•	the timing, outcome and results of integrating the operations of Entropic with those of MaxLinear and the outcome of any anticipated benefits or potential synergies from combining the companies;

•	the ability of MaxLinear and Entropic to maintain relationships with their respective employees, suppliers or customers as a result of the uncertainty surrounding the merger;

•	diversion of management time and other resources to transaction-related matters;

•	changes in MaxLinear’s or Entropic’s businesses, future cash requirements, capital requirements, results of operations, revenues, financial condition, and/or cash flows;

•	changes in merger-related transaction costs, the amount of fees paid to financial advisors and the potential payments to Entropic’s named executive officers in connection with the merger; and

•	outcome of any legal proceedings that have been or may be instituted against MaxLinear, Entropic, or others following announcement of the transactions contemplated by the merger agreement.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors set forth in the joint proxy statement/prospectus that MaxLinear and Entropic filed with the Securities and Exchange Commission on March 30, 2015 and the risk factors included in MaxLinear’s and Entropic’s annual reports on Form 10-K for the year ending December 31, 2014 and other documents of MaxLinear and Entropic on file with the Securities and Exchange Commission and incorporated by reference herein. Any forward-looking statements made in this report are qualified in their entirety by the cautionary statements contained or referred to in this section, and there is no assurance that the actual results or anticipated developments will be realized or that, even if substantially realized, they will have the expected consequences to, or effects on, businesses or operations. All subsequent written and oral forward-looking statements concerning MaxLinear, Entropic, the transactions contemplated by the merger agreement or other matters attributable to MaxLinear or Entropic or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except to the extent required by applicable law, MaxLinear and Entropic are under no obligation (and expressly disclaim any such obligation) to update or revise their forward-looking statements whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

This report may be deemed to be solicitation material in respect of the proposed transaction involving MaxLinear and Entropic. In connection with the proposed transaction, MaxLinear filed with the SEC a registration statement on Form S-4 that includes a definitive joint proxy statement/prospectus of MaxLinear and Entropic, which MaxLinear filed with the SEC on March 30, 2015. The registration statement was declared effective by the SEC on March 30, 2015. MaxLinear and Entropic mailed the definitive joint proxy statement/prospectus to the respective stockholders in connection with the proposed transaction on or about April 1, 2015. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MAXLINEAR, ENTROPIC, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders are able to obtain free copies of the joint proxy statement/prospectus and other documents filed with the SEC by MaxLinear and Entropic through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders are able to obtain free copies of the definitive joint proxy statement/prospectus and other documents filed by Entropic with the SEC by contacting Investor Relations, at ir@entropic.com or by calling (858) 768-3852.

Entropic and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from Entropic’s stockholders in respect of the proposed transaction that is described in the definitive joint proxy statement/prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies from Entropic’s stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, in Entropic is set forth in Entropic’s Annual Report on Form 10-K for the year ended December 31, 2014 which is filed with the SEC. Additional information regarding the interests of Entropic’s directors and executive officers in the proposed transaction, which may be different than those of Entropic’s stockholders generally, is contained in the definitive joint proxy statement/prospectus that MaxLinear filed with the SEC on March 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

ENTROPIC COMMUNICATIONS, INC.

Dated: April 24, 2015	By:	/s/ Lance Bridges
Lance Bridges
Senior Vice President and General Counsel